
EX-99.B13(ii)

                                                    Equi-Select Series Trust
                                             __________________________________
                                                        Mortgage-     Inter-
                                               Money      Backed     national
                                               Market   Securities Fixed Income
                                             __________________________________
NON-STANDARD CALCULATION INPUTS

 TOTAL RETURN CALCULATION

  AUV per Unit    Inception Date             10.000000   10.000000   10.000000
                  Inception Date Used        07-Oct-94   07-Oct-94   07-Oct-94

  AUV per Unit    One Year Ended             10.445643   11.418854   11.548579
                  Beginning Date Used        31-Dec-95   31-Dec-95   31-Dec-95

  AUV per Unit    End of Period    31-Dec-96 10.797473   11.638263   11.956369


NON-STANDARD CALCULATION

 One Year Ended          31-Dec-96

  AUV per Unit                     31-Dec-96 10.797473   11.638263   11.956369
                                             __________________________________
  AUV per Unit                               10.445643   11.418854   11.548579
                                             31-Dec-95   31-Dec-95   31-Dec-95

  Annualized Total Return                       3.3682%     1.9215%     3.5311%
                            Days =                 366         366         366

Inception To-Date

  AUV per Unit                     31-Dec-96 10.797473   11.638263   11.956369
                                             __________________________________
  AUV per Unit                Inception Date 10.000000   10.000000   10.000000
                                             07-Oct-94   07-Oct-94   07-Oct-94

  Annualized Total Return                       3.4916%     7.0217%     8.3205%
                            Days =                 816         816         816
  Non-Annualized Total Return                   7.9747%    16.3826%    19.5637%




                                                    Equi-Select Series Trust
                                             __________________________________
                                                          Total
                                             Advantage    Return     Research
                                             __________________________________
NON-STANDARD CALCULATION INPUTS

 TOTAL RETURN CALCULATION

  AUV per Unit    Inception Date             10.000000   10.000000   10.000000
                  Inception Date Used        07-Oct-94   07-Oct-94   07-Oct-94

  AUV per Unit    One Year Ended             10.859933   12.054141   13.097295
                  Beginning Date Used        31-Dec-95   31-Dec-95   31-Dec-95

  AUV per Unit    End of Period    31-Dec-96 11.356377   13.511836   15.928205


NON-STANDARD CALCULATION

 One Year Ended          31-Dec-96

  AUV per Unit                     31-Dec-96 11.356377   13.511836   15.928205
                                             __________________________________
  AUV per Unit                               10.859933   12.054141   13.097295
                                             31-Dec-95   31-Dec-95   31-Dec-95

  Annualized Total Return                       4.5713%    12.0929%    21.6145%
                            Days =                 366         366         366

Inception To-Date

  AUV per Unit                     31-Dec-96 11.356377   13.511836   15.928205
                                             __________________________________
  AUV per Unit                Inception Date 10.000000   10.000000   10.000000
                                             07-Oct-94   07-Oct-94   07-Oct-94

  Annualized Total Return                       5.8544%    14.4113%    23.1488%
                            Days =                 816         816         816
  Non-Annualized Total Return                  13.5638%    35.1184%    59.2821%




                                                    Equi-Select Series Trust
                                             __________________________________
                                                         Value +     Growth &
                                                OTC       Growth      Income
                                             __________________________________
NON-STANDARD CALCULATION INPUTS

 TOTAL RETURN CALCULATION

  AUV per Unit    Inception Date             10.000000   10.000000   10.000000
                  Inception Date Used        07-Oct-94   01-Apr-96   01-Apr-96

  AUV per Unit    One Year Ended             13.213195   10.000000   10.000000
                  Beginning Date Used        31-Dec-95   01-Apr-96   01-Apr-96

  AUV per Unit    End of Period    31-Dec-96 15.696162   11.415158   12.485840

NON-STANDARD CALCULATION

 One Year Ended          31-Dec-96

  AUV per Unit                     31-Dec-96 15.696162
                                             __________
  AUV per Unit                               13.213195
                                             31-Dec-95

  Annualized Total Return                      18.7916%
                            Days =                 366

Inception To-Date

  AUV per Unit                     31-Dec-96 15.696162
                                             __________
  AUV per Unit                Inception Date 10.000000
                                             07-Oct-94

  Annualized Total Return                      22.3430%
                            Days =                 816
  Non-Annualized Total Return                  56.9616%


                                                        Warburg
                                                      Pincus Trust
                                                      ____________
                                                      International
                                                         Stock
                                                      ____________
NON-STANDARD CALCULATION INPUTS

 TOTAL RETURN CALCULATION

  AUV per Unit        Inception Date                    10.000000
                      Inception Date Used               01-Apr-96

  AUV per Unit        One Year Ended                    10.000000
                      Beginning Date Used               01-Apr-96

  AUV per Unit        End of Period         31-Dec-96   10.276461


NON-STANDARD CALCULATION

 One Year Ended              31-Dec-96

  AUV per Unit                              31-Dec-96

  AUV per Unit


  Annualized Total Return
                                Days =

Inception To-Date

  AUV per Unit                              31-Dec-96   10.276461
                                                      ____________
  AUV per Unit                         Inception Date   10.000000
                                                        01-Apr-96

  Annualized Total Return                                  3.6996%
                                Days =                        274
  Non-Annualized Total Return                              2.7646%


                                                   Travelers Series Fund Inc.
                                             __________________________________
                                                                       Inter-
                                               Money      Income &    national
                                               Market      Growth      Equity
                                             __________________________________
NON-STANDARD CALCULATION INPUTS

 TOTAL RETURN CALCULATION

  AUV per Unit    Inception Date             10.000000   10.000000   10.000000
                  Inception Date Used        24-May-95   05-Apr-95   27-Mar-95

  AUV per Unit    One Year Ended             10.232310   12.045225   11.563326
                  Beginning Date Used        31-Dec-95   31-Dec-95   31-Dec-95

  AUV per Unit    End of Period    31-Dec-96 10.587360   14.229410   13.422954


NON-STANDARD CALCULATION

 One Year Ended          31-Dec-96

  AUV per Unit                     31-Dec-96 10.587360   14.229410   13.422954
                                             __________  __________  __________
  AUV per Unit                               10.232310   12.045225   11.563326
                                             31-Dec-95   31-Dec-95   31-Dec-95

  Annualized Total Return                       3.4699%    18.1332%    16.0821%
                            Days =                 366         366         366

Inception To-Date

  AUV per Unit                     31-Dec-96 10.587360   14.229410   13.422954
                                             __________  __________  __________
  AUV per Unit                Inception Date 10.000000   10.000000   10.000000
                                             24-May-95   05-Apr-95   27-Mar-95

  Annualized Total Return                       3.6127%    22.4373%    18.1267%
                            Days =                 587         636         645
  Non-Annualized Total Return                   5.8736%    42.2941%    34.2295%



                                                   Travelers
                                                     Series        Smith
                                                     Funds        Barney
                                                      Inc.      Series Fund
                                                  ___________________________
                                                      High
                                                     Income    Appreciation
                                                  ___________________________
NON-STANDARD CALCULATION INPUTS

 TOTAL RETURN CALCULATION

  AUV per Unit      Inception Date                  10.000000      10.000000
                    Inception Date Used             28-Apr-95      22-Mar-96

  AUV per Unit      One Year Ended                  10.942309      10.000000
                    Beginning Date Used             31-Dec-95      22-Mar-96

  AUV per Unit      End of Period       31-Dec-96   12.218442      11.245975

NON-STANDARD CALCULATION

 One Year Ended               31-Dec-96

  AUV per Unit                          31-Dec-96   12.218442
                                                  ____________
  AUV per Unit                                      10.942309
                                                    31-Dec-95

  Annualized Total Return                             11.6624%
                                 Days =                   366


Inception To-Date

  AUV per Unit                          31-Dec-96   12.218442      11.245975
                                                  ___________________________
  AUV per Unit                  Inception Date      10.000000      10.000000
                                                    28-Apr-95      22-Mar-96

  Annualized Total Return                             12.6710%       16.2899%
                                 Days =                   613            284
  Non-Annualized Total Return                         22.1844%       12.4598%
